UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154
(Address of principal executive offices)		(Zip Code)
(708) 551-2600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)    On May 20, 2026, at the 2026 annual meeting of stockholders (the “2026 annual meeting”) of Ingredion Incorporated (the “Company”), the Company’s stockholders voted on three proposals, which are described in the proxy statement for the 2026 annual meeting filed with the Securities and Exchange Commission on April 8, 2026 (the “2026 proxy statement”).
(b)    As of the record date for the 2026 annual meeting, an aggregate of 63,054,170 shares of the Company’s common stock were outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote per share.
The final voting results with respect to each proposal voted upon at the 2026 annual meeting are set forth below.
Proposal 1
The holders of the outstanding shares of the Company’s common stock elected to the Company’s Board of Directors each of the 11 nominees specified in the 2026 proxy statement, based on the following numbers of votes:

Name	For	Against	Abstentions	Broker Non-Votes
David B. Fischer	50,157,380	898,987	45,694	4,324,470
Rhonda L. Jordan	49,822,955	1,235,206	43,900	4,324,470
Charles V. Magro	50,669,106	393,495	39,460	4,324,470
Victoria J. Reich	50,444,789	612,439	44,833	4,324,470
Catherine A. Suever	50,688,409	375,268	38,384	4,324,470
Siobhán Talbot	50,978,390	81,414	42,257	4,324,470
Stephan B. Tanda	50,354,358	707,659	40,044	4,324,470
Jorge A. Uribe	50,546,976	501,272	53,813	4,324,470
Patricia Verduin	50,756,426	298,700	46,935	4,324,470
Dwayne A. Wilson	50,319,404	734,121	48,536	4,324,470
James P. Zallie	46,747,131	4,306,123	48,807	4,324,470

Each nominee elected to the Board of Directors at the 2026 annual meeting was elected for a term of one year and until his or her successor has been elected and qualified or until the director’s earlier death, resignation, or removal.
Proposal 2
The holders of the outstanding shares of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2026 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
49,179,038	1,822,987	100,036	4,324,470

Proposal 3
The holders of the outstanding shares of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based on the following numbers of votes:

For	Against	Abstentions
53,356,566	2,030,814	39,151
There were no broker non-votes with respect to this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2026	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer